SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 3, 2006

Intelsat, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wellesley House North, 2nd Floor, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

(441) 294-1650

Registrant’s telephone number, including area code

n/a

(Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 10, 2006, Intelsat, Ltd. filed a Current Report on Form 8-K with the Securities and Exchange Commission related to Intelsat (Bermuda), Ltd.’s acquisition of Intelsat Holding Corporation (“Intelsat Holding”, formerly known as PanAmSat Holding Corporation) on July 3, 2006. This amendment on Form 8-K/A is being filed to include the financial statements and pro forma financial information referred to in Item 9.01 (a) and (b) below.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Intelsat Holding’s audited consolidated balance sheets as of December 31, 2004 and 2005 and audited consolidated statements of operations, consolidated statements of changes in stockholders’ equity and consolidated statement of cash flows for the years ended December 31, 2003, 2004 and 2005 and Intelsat Holding’s unaudited consolidated balance sheet as of March 31, 2006 and unaudited consolidated statements of operations, consolidated statements of changes in stockholders’ equity and consolidated statement of cash flows for the three-month periods ended March 31, 2005 and 2006 (incorporated by reference to the Registration Statement on Form S-4, File No. 333-136193, filed by Intelsat Intermediate Holding Company, Ltd., Intelsat, Ltd. and Intelsat (Bermuda), Ltd. on July 31, 2006).

(b) Pro Forma Financial Information.

Unaudited pro forma condensed consolidated balance sheet as of March 31, 2006 and unaudited pro forma condensed consolidated statements of operations for the three-month periods ended March 31, 2006 and 2005 and for the year ended December 31, 2005 (incorporated by reference to the Registration Statement on Form S-4, File No. 333-136193, filed by Intelsat Intermediate Holding Company, Ltd., Intelsat, Ltd. and Intelsat (Bermuda), Ltd. on July 31, 2006).

(d) Exhibits.

23.1    Consent of Deloitte & Touche LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2006

INTELSAT, LTD.

By:	/s/ Jeffrey P. Freimark
Name:	Jeffrey P. Freimark
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP.